Exhibit 10.1

SUBSCRIPTION AGREEMENT

June 3, 2026

Hawkeye Systems, Inc.

6605 Abercorn, Suite 204

Savannah, GA 31405

Ladies and Gentlemen:

1. The undersigned hereby tenders this subscription and applies for the purchase of a warrant (the “Warrant”) to purchase 221,878,595 shares (the “Shares”) of Common Stock, par value $0.0001 per share (the “Common Stock”) of Hawkeye Systems, Inc., a Nevada Corporation (the “Company”) for an aggregate purchase price of $2,218,786. On June 3, 2026, the undersigned will deliver to the Company, via wire transfer of same day funds in accordance with instructions by the Company in the full amount of the purchase price for the Shares which the undersigned is hereby subscribing for pursuant hereto.

2. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

(i) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Warrant and Shares and the Company;

(ii) The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(a)(2) thereof (“Section 4(a)(2)”), for certain non-public offerings is applicable to the offer and sale of the Warrant, based, in part, upon the representations, warranties and agreements made by the undersigned herein;

(iii) The undersigned understands that: (A) neither the Warrants nor the Shares have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for certain non-public offerings pursuant to Section 4(a)(2); (B) the Warrants and Shares are and will be “restricted securities”, as such term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) neither the Warrants nor the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) the Company is under no obligation to register Warrants or the Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for Warrants and the Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be placed with the transfer agent for the Shares;

(iv) The undersigned is acquiring the Shares solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

(v) The undersigned will not sell or otherwise transfer any of the Warrants or Shares or any interest therein, unless and until: (A) said Warrants or Shares shall have first been registered under the Act and all applicable state securities laws; or (B) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

(vi) The undersigned has determined that the Warrant is a suitable investment for the undersigned and that undersigned has the financial ability to bear the economic risk of the undersigned’s investment in the Company, has no need for liquidity with respect to such investment, and has adequate means for providing for his or its current needs and contingencies;

1

(vii) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder, and each such agreement is a legally binding obligation of the undersigned in accordance with its terms;

(viii) The undersigned is an “accredited investor,” as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act;

(ix) The address set forth below is the undersigned’s true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction;

(x) The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrant or the Shares for which the undersigned is subscribing; and

(xi) The undersigned understands that an investment in the Warrant and the Shares is a speculative investment which involves a high degree of risk of loss of the undersigned’s entire investment.

3. The Company hereby represents and warrants to, and covenants with, the undersigned as follows:

(i)	The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Nevada.

(ii)	Prior to the closing; the issuance and sale of the Warrant will have been duly authorized and, when the Warrant has been issued and the exercise price has been paid in accordance with the terms of the Warrant, Shares will have been validly delivered against payment therefore as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable.

(iii)	The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription Agreement, the issuance of the Warrant and, upon issuance and payment of the exercise price, the issuance of the Shares, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith. This Agreement, upon delivery, will have been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The execution, delivery and performance by the Company of this Subscription Agreement and issuance and sale of the Warrant and upon exercise of and payment of the exercise price, the Shares and the consummation by it of the transactions contemplated hereby do not and will not conflict with or violate any provision of the Company’s articles of incorporation or bylaws.

4. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned without the consent of the Company.

2

5. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

6. This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

7. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

8. This Subscription Agreement may only be modified by a written instrument executed by the undersigned and the Company.

9. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

10. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page; and if to the Company, to Hawkeye Systems, Inc., 6605 Abercorn, Suite 204, Savannah, GA 31405 Attention: Chief Executive Officer, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

Signature pages follow

3

SIGNATURE PAGE

SUBSCRIBER:

/s/ Martin Sumichrast

Signature

Hawkeye Holdco LLC

By: MCIMAC, LLC as its Manager

Name: Martin Sumichrast

Title: Manager

Name of Subscriber

Number of Shares Subscribed for: Warrant to purchase 221,878,595 Shares
Amount of Subscription: $2,218,786

(please print information

below exactly as you wish it to appear

in the records of the Company)

Employer Identification Number

Address for notices:

Number and Street

City	State	Zip Code

4

ACCEPTANCE OF SUBSCRIPTION

Hawkeye Systems, Inc.

The foregoing subscription is hereby accepted by Hawkeye Systems, Inc., this 3rd day of June 2026, for the Warrant to purchase 221,878,595 Shares.

HAWKEYE SYSTEMS, INC.

By:	/s/ David Wachsman
	Name:	David Wachsman
	Title:	President

5

EXHIBIT A

Form of Warrant

See attached.

6